INCOME TAXES (Details) - USD ($)	Apr. 30, 2015	Jul. 31, 2014	Jul. 31, 2013
Deferred tax assets:
Net operating losses	$ 224,460	$ 170,552	$ 59,350
Total deferred tax assets	224,460	170,552	59,350
Less: valuation allowance	(224,460)	(170,552)	(59,350)
Deferred tax assets, net	$ 0	$ 0	$ 0